UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 24, 2025

___________________________________
GXO LOGISTICS, INC.
(Exact name of registrant as specified in its charter)
_____________________________________________________________________________________________

Delaware (State or other jurisdiction of incorporation)	001-40470 (Commission File Number)	86-2098312 (IRS Employer Identification No.)

Two American Lane Greenwich, Connecticut		06831
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 489-1287

Not Applicable
(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	GXO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2025, GXO Logistics, Inc. (the “Company”) and Richard Cawston mutually agreed that Mr. Cawston will depart from his employment as Chief Revenue Officer & President of Europe of the Company in March 2026. Mr. Cawston will continue to serve as Chief Revenue Officer & President of Europe until his departure or until such earlier date as a successful transition has occurred.

Subject to Mr. Cawston’s entry into a settlement agreement with the Company that includes a general release of claims in favor of the Company, (a) Mr. Cawston will receive (i) all severance payments and benefits due to him in connection with a termination without cause under the Company’s Severance Plan, as well as all pay and benefits due to him pursuant to his July 12, 2021 Service Agreement, (ii) two additional payments of $500,000 on each of the second and third anniversaries of his termination date, subject to Mr. Cawston’s not having competed with the Company or any of its subsidiaries or affiliates prior to each such payment date, and (iii) certain outplacement services; and (b) Mr. Cawston’s outstanding Company service-based restricted stock units and performance-based restricted stock units (to the extent earned based on actual performance) will be subject to pro-rated vesting through the termination date in accordance with their existing terms.

Item 7.01.	Regulation FD Disclosure.

On October 29, 2025, the Company issued a press release announcing organizational changes to accelerate growth, simplify its structure, and strengthen execution. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated October 29, 2025, issued by GXO Logistics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2025	GXO LOGISTICS, INC.

	By:	/s/ Karlis P. Kirsis
	Name:	Karlis P. Kirsis
	Title:	Chief Legal Officer